UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K
                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  June 5, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

                Utah                                         87-0500306
    (State or other jurisdiction of                 (IRS Employer Identification
            incorporation)                                    Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On June 5, 2007, USANA Health Sciences, Inc. issued a press release announcing that it has signed a letter of intent to sell certain assets and inventory associated with the third-party contract manufacturing business at its Draper, Utah, facility, the terms of which were not disclosed. The release also announced that the sale of this business is anticipated to be effective sometime during the third quarter of 2007. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.


Item 9.01         Financial Statements and Exhibits

                  (d) Exhibits

Exhibit 99 Press release issued by USANA Health Sciences, Inc. dated June 5, 2007 (furnished herewith).

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USANA HEALTH SCIENCES, INC.


                                     By:  /s/ Gilbert A. Fuller
                                     Gilbert A. Fuller, Chief Financial Officer

Date: June 5, 2007